Exhibit 10.7

Sales Contract

Seller: Jiangsu Baikang Bio-Tech Co., Ltd

Add: Tiefu Industrial Park, Pizhou City, Jiangsu Province

Tel: 0516-86989727 13605222333

Buyer: Xuzhou Weijia Biotechnology Co., Ltd

Add: Gingko Industrial Park, Pizhou City

Tel: Hu Beifei, 13882110001

Both parties hereby reach the following agreement through consultations, setting forth respective rights and obligations and intending to be bound hereby.

Section 1 Warranties

1. The seller warrants that it is a legal entity lawfully existing and has the right, authority and power to execute this contract.

2. The buyer warrants that its business license for sales of products of Jiangsu Baikang Biological Pharmaceutical Co., Ltd is valid, true and meets the requirements of Baikang Biological Pharmaceutical Co., Ltd during the term of this contract (including any renewal term) and that it has the right to conduct the business activities selling the products of Baikang Biological Pharmaceutical Co., Ltd.

3. The buyer warrants that the seller has no obligation to be liable for any relationship between the buyer and any third party in any manner.

4. The seller’s goods, once sold and accepted by the buyer, may not be returned or replaced, and if such goods are damaged or destroyed in transit by a third-party carrier, such third party shall be liable for the resulting losses. If the contract goods are damaged or destroyed upon being signed off by the buyer, the buyer shall be solely responsible for the resulting losses.

Section 2 Term

The term of this contract shall be no more than two years, from December 31, 2017 to December 30, 2019.

Section 3 Buyer’s obligations

1. To deal with the commodities provided by the seller and provide customers with pre-sale and after-sale services.

2. To arrange the complete delivery of goods to customers (or to the customer-designated place) as required by customers and facilitate purchase of goods by customers.

3. To help the seller’s loyal users apply for and become preferred customers and provide follow-up services to these customers on a regular basis.

4. To report the customer requirements and opinion to the seller.

5. To help the seller conduct market surveys and collect related information in order for the seller to understand the market dynamics to determine the market positioning of its products.

6. To assist the seller with new product launches and product promotion plans and to arrange promotional activities.

7. To provide the seller with its experience in product sales and customer service and other aspects for reference in order to achieve the purpose of industry sharing.

8. To assist the seller in establishing and increasing its business reputation.

9. Not to require the seller to accept return of goods or require the seller to repurchase or exchange goods upon acceptance of the goods by the buyer.

Section 4 Commodity price

1. Except as otherwise specified herein, the general wholesale price at which the seller supplies goods to the buyer is 40% of the selling prices of the seller’s products (except for corporate literature, product literature, audiovisual products and publicity materials).

2. As the tier-1 distributor of the seller, the buyer may develop tier-2 and tier-3 distributors within its area of responsibility, provided that the buyer shall sell commodities to the customers at the retail price specified by the seller and may not increase or decrease the prices.

Section 5 Payment for goods

The buyer shall pay for each shipment in full promptly upon each purchase from the seller.

Section 6 Buyer’s revenue

The buyer shall sell products at the selling price specified by the seller to earn retail or wholesale profits and each regional market shall be managed by respective distributor. Any distributor will be disqualified as distributor if it is found to have conducted any cross-regional sale or unauthorized sale.

Section 7 Revenue payment

1. The buyer shall be legally responsible for designation of bank account.

2. The buyer shall first pay the price of goods into the seller-designated account and the buyer shall be solely responsible for any and all losses incurred due to erroneous payment or failure to make payment into the seller-provided account.

Section 8 Tax liabilities

1. Any and all taxes on the sale of products of the seller and the revenue earned by it hereunder shall be borne by the buyer and the buyer shall complete the tax payment formalities in this regard.

Section 9 Respective obligations

Seller’s obligations:

1. The seller shall deliver the goods to the buyer at the customer-designated place in time pursuant to the provisions hereof.

2. The seller shall supervise the buyer’s legal and regulatory compliance in performance of this contract.

Party B’s obligations:

1. The buyer shall perform its obligations hereunder as required by the seller.

2. The buyer shall subject itself to the supervision and management of the seller.

3. The buyer shall comply with the seller’s principles of exclusive sale and may not offer for sale or sell any of the seller’s products in conjunction with any other products in any manner.

4. The buyer shall comply with the national laws and regulations (including with respect to fire protection and security and etc.), any and all rules regarding distributors published by the seller, the Code of Conduct for Marketing Personnel, the Ten Prohibitions for Marketing Personnel, the Rules and Regulations for Marketing Business and the operational rules published by the seller. In addition, the rules and regulations of the seller for business representatives shall all apply to the distributors.

5. The buyer may not conduct any activities detrimental to the corporate image and reputation or conduct any business activities unrelated to the seller’s products at any place approved according to Section 4 hereof.

Section 10 Miscellaneous

1. To effectively ensure the proper performance of this contract, the buyer’s authorized signatory of this contract shall be the person in charge/legal representative indicated on the business license of the buyer.

2. To maintain the unified corporate image of the seller to the general public, except as otherwise approved by the seller, the buyer’s business premises may not be street-facing stores or stores or stands in malls.

3. The buyer is not an employee of the seller and the buyer may not issue or sign any statements, documents or undertake to assume any legal responsibilities on behalf of the seller in the capacity of employee or trustee of the seller or otherwise.

4. The seller has the right to make appropriate adjustments to its operational rules according to the market conditions, which the buyer agrees to accept and comply with, otherwise this contract will automatically terminate.

Section 11 Termination or renewal

1. This contract will automatically terminate if both parties intend not to renew this contract upon expiration of this contract.

2. The seller shall grant approval if the buyer intends to terminate this contract, provided that the buyer shall nonetheless settle the creditor’s right and debts arising out of performance of this contract.

3. If the buyer fails to properly perform any of its obligations hereunder or violates the Code of Conduct for Marketing Personnel, the Ten Prohibitions for Marketing Personnel, the Rules and Regulations for Marketing Business or other rules applicable to the buyer, the seller has the right to terminate this contract and disqualify the buyer as a distributor immediately. No distributor so disqualified may further engage in any activities hereunder.

4. Where the buyer faithfully and properly performs any and all provisions of the contract, the seller will give an invitation to renew to the buyer prior to the expiration of this contract. The buyer shall handle the related formalities as notified by the seller if it accepts such invitation.

Section 12 Dispute resolution

Any dispute arising out of or in connection with this contract shall be resolved by both parties through friendly consultations, failing which the dispute shall be submitted to the people’s court governing the place of the seller for adjudication.

Section 13 Execution and retention

This contract will take effect upon being signed by both parties and this contract is made in duplicate, one copy for each party.

[This page is the signature page]

Seller: Jiangsu Baikang Biological Pharmaceutical Co., Ltd

Authorized representative:

Date: December 31, 2017

Xuzhou Weijia
Buyer’s representative:	Biotechnology Co., Ltd(seal)

Signature;

Date: December 31, 2017